UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

  ____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2012

WILHELMINA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28536	74-2781950
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Crescent Court, Suite 1400, Dallas, Texas	75201
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (214) 661-7488

_____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

The information provided in response to Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On January 12, 2012, Wilhelmina International, Inc. (the “Company”) executed and closed an amendment (the “Credit Agreement Amendment”) to its revolving credit facility agreement (the "Credit Agreement") with Amegy Bank National Association (“Amegy”).

Under the terms of the Credit Agreement Amendment, which is effective as of January 1, 2012, (1) total availability under the revolving credit facility was increased to $1,500,000 (from $500,000), (2) the borrowing base was modified to 65% (from 80%) of eligible accounts receivable (as defined in the Credit Agreement) and (3) the Company’s minimum net worth covenant was increased to $21,250,000 (from $20,000,000).  In addition, the maturity date of the facility was extended to December 31, 2012 (from February 28, 2012). The parties also executed an amendment to their pledge and security agreement (“Security Agreement Amendment”) to reflect the execution of the Credit Agreement Amendment.  The Company’s obligation to repay advances under the amended facility will be evidenced by an amended and restated promissory note (the “Amended and Restated Promissory Note”).

As of the date hereof, there is $500,000 outstanding under the Credit Agreement.

The foregoing summary of the Credit Agreement Amendment, the Amended and Restated Promissory Note and the Security Agreement Amendment (collectively, the “Loan Document Amendments”) do not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Document Amendments, copies of which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.  The Loan Document Amendments are not intended to be sources of factual, business or operational information about the Company or its subsidiaries.  The representations, warranties and covenants contained in the Loan Document Amendments were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the parties, including being qualified by disclosures for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders.  Accordingly, investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.1	First Amendment to Credit Agreement dated as of January 1, 2012 between Wilhelmina International, Inc., the guarantor signatories thereto and Amegy Bank National Association
10.2	Amended and Restated Line of Credit Promissory Note dated as of January 1, 2012 by Wilhelmina International, Inc. for the benefit of Amegy Bank National Association.
10.3	First Amendment to Pledge and Security Agreement dated as of January 1, 2012 between Wilhelmina International, Inc., the guarantor signatories thereto and Amegy Bank National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2012	WILHELMINA INTERNATIONAL, INC.

By: /s/ John Murray
Name: John Murray
Title: Chief Financial Officer